UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

Form 8-K

______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 10, 2019

Proteon Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36694	20-4580525
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 West Street, Waltham, MA 02451
(Address of Principal Executive Offices) (Zip Code)

(781) 890-0102

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PRTO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our”, “Company” and “Proteon” refer to Proteon Therapeutics, Inc.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 10, 2019, Proteon Therapeutics, Inc. (the “Company”) received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, based on the closing bid price for the Company’s common stock during the 30 consecutive business day period commencing on March 28, 2019 and ending on May 9, 2019, the Company no longer meets the requirement of Nasdaq Listing Rule 5450(a)(1) to maintain a minimum closing bid price of at least $1.00 per share. The Nasdaq letter has no immediate effect on the listing of the Company’s common stock, and its common stock will continue to trade on The Nasdaq Global Market under the symbol “PRTO” at this time.

Under Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days, or until November 6, 2019, to regain compliance with Nasdaq Listing Rule 5450(a)(1). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), if at any time before November 6, 2019, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, the Company will regain compliance with Nasdaq Listing Rule 5450(a)(1). If the Company chooses to regain compliance by implementing a reverse stock split, it must complete the split no later than ten business days prior to November 6, 2019, 2019.

The Company is monitoring the closing bid price of its common stock and will consider options available to it to achieve compliance.

If the Company does not regain compliance with Nasdaq Listing Rule Rule 5450(a)(1) by November 6, 2019, and is not eligible for an additional compliance period at that time, Nasdaq will provide notice to the Company that its securities will be subject to delisting. At that time, the Company may appeal the delisting determination to a Nasdaq Listing Qualifications Panel (“Panel”). The Company would remain listed pending the Panel’s decision.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proteon Therapeutics, Inc.

Date: May 15, 2019	By:	/s/ George A. Eldridge
George A. Eldridge
Senior Vice President & Chief Financial Officer